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                                                                   EXHIBIT 10.19

                               GUARANTY OF PAYMENT

     THIS GUARANTY OF PAYMENT (this "GUARANTY") is dated as of August 18, 2006 by TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("GUARANTOR"), for the benefit of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns ("LENDER").

                                    RECITALS:

     A. Lender has agreed to loan the principal amount of Six Million Seven Hundred Six Thousand and No/100 Dollars ($6,706,000.00) ("LOAN") to NNN SOUTHPOINTE, LLC, a Delaware limited liability company ("SOUTHPOINTE BORROWER") and NNN CRAWFORDSVILLE, LLC, a Delaware limited liability company
("CRAWFORDSVILLE BORROWER" and together with Southpointe Borrower, the "BORROWER").

     B. As a condition precedent to Lender's extension of the Loan to Borrower and in consideration therefor, Lender has required the execution and delivery of
(i) this Guaranty by Guarantor, (ii) that certain Promissory Note of even date herewith (as amended from time to time, "NOTE") made by Borrower payable to Lender to evidence the Loan, (iii) that certain Subordinate Mortgage, Security Agreement and Fixture Filing of even date herewith (as amended from time to time, "SOUTHPOINTE SECURITY INSTRUMENT") from Southpointe Borrower to Lender encumbering the real property, improvements and personalty described therein ("SOUTHPOINTE PREMISES"), (iv) that certain Subordinate Mortgage, Security Agreement and Fixture Filing to be dated as of the closing date of that certain $4,264,000 senior loan made by Lender to Crawfordsville Borrower (as amended from time to time, "CRAWFORDSVILLE SECURITY INSTRUMENT" and together with the Southpointe Security Instrument, the "SECURITY INSTRUMENT") from Crawfordsville Borrower to Lender encumbering the real property, improvements and personalty described therein ("CRAWFORDSVILLE PREMISES" and together with the Southpointe Premises, the "PREMISES"), (v) the Pledge Agreement from NNN SOUTH CRAWFORD MEMBER, LLC in favor of Lender and (vi) the other Loan Documents (as defined in the Security Instrument).

     C. Guarantor is an affiliate of Borrower and will directly benefit from Lender's making the Loan to Borrower.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantor hereby agrees as follows:

     1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally and irrevocably guaranties to Lender, severally, the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the indebtedness and other obligations of Borrower to Lender evidenced by the Note and any other amounts that may become owing by Borrower under the Loan Documents (such indebtedness, obligations and other amounts are hereinafter referred to as "PAYMENT OBLIGATIONS"). This Guaranty is a present and continuing guaranty of payment and not of collectibility, and Lender shall not be required to prosecute collection, enforcement or other remedies against Borrower or any other guarantor of the Payment Obligations, or to enforce or resort to any collateral for the repayment of the Payment Obligations or other rights or remedies pertaining thereto, before calling on Guarantor for payment. If for any reason Borrower shall fail or be unable to pay, punctually and fully, any of

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the Payment Obligations, Guarantor shall pay such obligations to Lender in full immediately upon demand. One or more successive actions may be brought against Guarantor, as often as Lender deems advisable, until all of the Payment Obligations are paid and performed in full. The Payment Obligations, together with all other payment and performance obligations of Guarantor hereunder are referred to herein as "BORROWER'S OBLIGATIONS".

     2. REPRESENTATIONS AND WARRANTIES. The following shall constitute representations and warranties of Guarantor and Guarantor hereby acknowledges that Lender intends to make the Loan in reliance thereon:

          a. Guarantor is not in default and no event has occurred that with the passage of time and/or the giving of notice will constitute a default under any agreement to which Guarantor is a party, the effect of which will impair performance by Guarantor of his, her or its obligations under this Guaranty. Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which Guarantor is a party or to which Guarantor or the property of Guarantor may be subject.

          b. Except as previously disclosed to Lender, there is not any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to Guarantor's knowledge, threatened that could adversely affect performance by Guarantor of his, her or its obligations under this Guaranty.

          c. Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to Lender by Guarantor, contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.

     3. CONTINUING GUARANTY. Guarantor agrees that performance of Borrower's Obligations by Guarantor shall be a primary obligation, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Lender, Borrower, any other guarantor of Borrower's Obligations or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including without limitation:

          a. any lack of validity or enforceability of any of the Loan
     Documents;

          b. any termination, amendment, modification or other change in any of the Loan Documents, including, without limitation, any modification of the interest rate(s) described therein;


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          c. any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;

          d. any failure, omission or delay on the part of Borrower, Guarantor, any other guarantor of Borrower's Obligations or Lender to conform or comply with any term of any of the Loan Documents or any failure of Lender to give notice of any Event of Default (as defined in the Note);

          e. any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

          f. any action or inaction by Lender under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of Lender to perfect, enforce, assert or exercise any lien, security interest, right, power or remedy conferred on it in any of the Loan Documents, or any other action or inaction on the part of Lender;

          g. any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Borrower, Guarantor, any other party to the Loan Documents or any other guarantor of Borrower's Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

          h. any merger or consolidation of Borrower into or with any entity, or any sale, lease or transfer of any of the assets of Borrower, Guarantor or any other guarantor of Borrower's Obligations to any other person or entity;

          i. any change in the ownership of Borrower or any change in the relationship between Borrower, Guarantor or any other guarantor of Borrower's Obligations, or any termination of any such relationship;

          j. any release or discharge by operation of law of Borrower, Guarantor, any other party to the Loan Documents or any other guarantor of Borrower's Obligations from any obligation or agreement contained in any of the Loan Documents; or

          k. any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Borrower, any other party to the Loan Documents or Guarantor to the fullest extent permitted by law.

     4. WAIVERS. Guarantor expressly and unconditionally waives (i) notice of any of the matters referred to in Section 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-


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payment under any of the Loan Documents and notice of any Event of Default or any failure on the part of Borrower, Guarantor, any other party to the Loan Documents or any other guarantor of Borrower's Obligations to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents,
(iii) any right to the enforcement, assertion or exercise against Borrower, any Guarantor, any other party to the Loan Documents or any other guarantor of Borrower's Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any person or entity, (v) to the fullest extent permitted by law and except as otherwise expressly provided in this Guaranty or the other Loan Documents, any claims based on allegations that Lender has failed to act in a commercially reasonable manner or failed to exercise Lender's so-called obligation of good faith and fair dealing, (vi) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vii) any notice of any sale, transfer or other disposition of any right, title or interest of Lender under any of the Loan Documents.

     5. SUBORDINATION. Guarantor agrees that any and all present and future debts and obligations of Borrower to Guarantor hereby are subordinated to the claims of Lender and hereby are assigned by Guarantor to Lender as security for Borrower's Obligations and Guarantor's obligations under this Guaranty; provided, however, that so long as Borrower is not in default under any of the Loan Documents, nothing contained in this PARAGRAPH 5 shall be deemed to prohibit Borrower from making periodic distributions to Guarantor.

     6. SUBROGATION WAIVER. Until Borrower's Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by Guarantor or Borrower as a preferential or fraudulent payment have expired, Guarantor knowingly, and with consultation of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment which Guarantor may now or hereafter have by and from Borrower and the successors and assigns of Borrower, as the case may be, for any payments made by Guarantor to Lender, including, without limitation, any rights which might allow Borrower or Borrower's successors, a creditor of Borrower, or a trustee in bankruptcy of Borrower to claim in bankruptcy or any other similar proceedings that any payment made by Borrower or Borrower's successors and assigns to Lender was on behalf of or for the benefit of Guarantor and that such payment is recoverable by Borrower, a creditor or trustee in bankruptcy of Borrower as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from Lender.

     7. REINSTATEMENT. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of Borrower's Obligations or Guarantor's obligations under this Guaranty is rescinded or otherwise must be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Borrower or otherwise, all as though such payment had not been made.

     8. FINANCIAL STATEMENTS. Guarantor represents and warrants to Lender that
(a) the financial statements of Guarantor previously submitted to Lender are true, complete and correct in all material respects, disclose all actual and contingent liabilities, and fairly present the financial condition of Guarantor, and do not contain any untrue statement of a material fact or


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omit to state a fact material to the financial statements submitted or this
Guaranty and (b) no material adverse change has occurred in the financial statements from the dates thereof until the date hereof. Guarantor shall furnish to Lender annual financial statements for each calendar year no later than 60 days after the end of such years certified by Guarantor as true, complete and correct and otherwise in a form substantially similar to the form of financial statements previously submitted by Guarantor to Lender, unless otherwise approved in writing by Lender. If audited financial statements are required by Lender, Guarantor shall provide such audited financial statements to Lender within the earlier to occur (i) 120 days after the end of Guarantor's fiscal year or (ii) 20 days after Guarantor delivers its tax returns to the Internal Revenue Service.

     9. TRANSFERS, SALES, ETC. Guarantor shall not sell, lease, transfer, convey or assign (collectively, "TRANSFER") any of its assets, unless (a) if Guarantor is an individual, such sale, lease, transfer, conveyance or assignment is (i) in the ordinary course of business and investing activities, (ii) will not have a material adverse effect on the financial condition of Guarantor or his ability to perform his obligations hereunder, and (iii) Guarantor will receive an asset of equivalent value as a result of such Transfer, or (b) if Guarantor is a corporation, partnership or other entity, such sale, lease, transfer, conveyance or assignment is (i) performed in the ordinary course of its business consistent with past practices, (ii) will not have a material adverse effect on the business or financial condition of Guarantor or its ability to perform its obligations hereunder, and (iii) Guarantor will receive an asset of equivalent value as a result of such Transfer. In addition, Guarantor shall neither become a party to any merger or consolidation, nor, except in the ordinary course of its business consistent with past practices, acquire all or substantially all of the assets of, a controlling interest in the stock of, or a partnership or joint venture interest in, any other entity.

     10. ENFORCEMENT COSTS. If: (a) this Guaranty, is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding;
(b) one or more attorneys is retained to represent Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Guaranty, or (c) one or more attorneys is retained to represent Lender in any other proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to Lender upon demand all fees, costs and expenses incurred by Lender in connection therewith, including, without limitation, reasonable attorney's fees, court costs and filing fees (all of which are referred to herein as "ENFORCEMENT COSTS"), in addition to all other amounts due hereunder.

     11. SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY. This Guaranty shall inure to the benefit of Lender and its successors and assigns. This Guaranty shall be binding on Guarantor and the heirs, legatees, successors and assigns of Guarantor. If this Guaranty is executed by more than one person, it shall be the joint and several undertaking of each of the undersigned. Regardless of whether this Guaranty is executed by more than one person, it is agreed that the undersigned's liability hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to Borrower's Obligations or any part thereof and that Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guarantees or other obligations.


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     12. NO WAIVER OF RIGHTS. No delay or failure on the part of Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.

     13. MODIFICATION. The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Lender.

     14. JOINDER. Any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of Borrower or any other guarantor of Borrower's Obligations in such action.

     15. SEVERABILITY. If any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Guarantor and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

     16. APPLICABLE LAW. This Guaranty is governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Illinois.

     17. NOTICE. All notices, communications and waivers under this Guaranty shall be in writing and shall be (i) delivered in person or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or
(iii) by overnight express carrier, addressed in each case as follows:

     To Lender:    LaSalle Bank National Association
                   135 South LaSalle Street
                   Suite 3505
                   Chicago, Illinois 60603
                   Attn: Real Estate Mezzanine Finance Department

     To Guarantor: Triple Net Properties, LLC
                   1551 N. Tustin Avenue
                   Suite 200
                   Santa Ana, California 92705
                   Attn: Anthony Thompson & Theresa Hutton


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or to any other address as to any of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section 17 shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next federal banking day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received.

     18. INTENTIONALLY OMITTED.

     19. CONSENT TO JURISDICTION. TO INDUCE LENDER TO ACCEPT THIS GUARANTY, EACH GUARANTOR IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. EACH GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

     20. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER (BY ACCEPTANCE HEREOF), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

     21. NET WORTH MAINTENANCE REQUIREMENTS. Guarantor hereby represents that it has a net worth of at least $10,000,000.00 as of the date hereof. Guarantor covenants and agrees that until such time as the Note is paid in full and all obligations of Borrower and Guarantor under the Loan Documents are satisfied (a) that Guarantor's net worth shall not fall below $10,000,000.00 for any sixty
(60) consecutive day period, and (b) at no time Guarantor's net worth fall below $5,000,000.00. A breach of this provision or any of the other terms and conditions set forth in this Guaranty shall be an "Event of Default" under the Loan Documents.

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     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                        GUARANTOR:

                                        TRIPLE NET PROPERTIES, LLC, a Virginia
                                        limited liability company


                                        By: /s/ Louis Rogers
                                            ------------------------------------
                                        Name: Louis Rogers
                                        Its: President